State Street/Ramius Managed Futures Strategy Fund
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated February 25, 2016,
To the Summary Prospectus dated May 11, 2015,
and the Prospectus and Statement of Additional Information each dated May 1, 2015

CHANGES TO FEES AND EXPENSES

Effective Mach 1, 2016, the “Fees and Expenses of the Fund” and “Example” beginning on page 1 of the Summary Prospectus and page 2 of the Prospectus are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund and/or the shares of other Ramius Funds. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares Purchase Program” on page 36 of this Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00% [1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.35%	1.35%
Subadvisory fees	0.08%	0.08%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses (including Subsidiary and Trading Entities’ expenses of 1.85%, which include 0.09% dividend and interest expenses on short sales)2,[3]	2.27%	2.27%
Total annual fund operating expenses	3.95%	3.70%
Fee waiver and/or expense reimbursements [4]	(0.60)%	(0.60)%
Total annual fund operating expenses after fee waiver and/or expense reimbursements[4]	3.35%	3.10%

1.	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such Shares within 18 months of the date of purchase.
2.	The expense information in the table has been restated to reflect current fees and expected allocations of assets among the Fund’s Trading Advisors.

3.	This item includes management fees paid by the Subsidiary to the Advisor (as both are defined in this Prospectus). Subsidiary expenses include fees and expenses of the Trading Entities (as defined in this Prospectus) which are borne indirectly by the Fund as a result of investing in the Trading Entities through the Subsidiary, including management fees paid by the Trading Entities to the Trading Advisors (as defined in this Prospectus). Actual fees and expenses may vary from year to year, including depending on the amount of assets allocated to each Trading Entity.
4.	The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the “Subsidiary expenses, including Trading Entity expenses” line item in the table above, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 1.90% and 1.65% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until April 30, 2016, and may be terminated before that date only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it reimbursed for a period of three years from the date of the waiver or payment. In addition, the Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary pursuant to the investment advisory agreement between the Subsidiary and the Advisor. This undertaking may not be terminated by the Advisor as long as the investment advisory agreement between the Subsidiary and the Advisor is in place unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$869	$1,636	$2,419	$4,450
Class I shares	$313	$1,077	$1,861	$3,911

NEW TRADING ADVISOR

At a meeting held on December 10, 2015, the Board of Trustees of the Trust approved BH-DG Systematic Trading, LLC (“BH-DG”) as a new Trading Advisor for the Fund, and on March 1, 2016, BH-DG will begin directing the trading of its Trading Entity, which is wholly owned by the Fund’s Cayman subsidiary and thus is indirectly wholly owned by the Fund. BH-DG is located at 10 Grosvenor Street, 3rd Floor, London W1K 4QB, UK. The Fund will make available to shareholders an Information Statement with certain information about BH-DG by June 1, 2016.

EXEMPTIVE ORDER

The Fund’s exemptive application to the SEC, described in the fifth paragraph under the heading “MANAGEMENT OF THE FUND – Investment Advisor” on page 28 of the Prospectus, has been approved. Accordingly, such paragraph is deleted in its entirety and replaced with the following:

Pursuant to an exemptive order received from the SEC, Ramius Trading Strategies LLC, the Fund’s advisor, is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors, including Trading Advisors, for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Fund to make modified disclosures regarding its sub-advisory fees.  Ramius Trading Strategies LLC and SSgA Funds Management, Inc. have the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s Trading Advisors and recommend their hiring, termination and replacement.

Please file this Supplement with your records.